SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 30, 2006


                         AMERICAN BIO MEDICA CORPORATION
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         New York                        0-28666                          14-1702188
         ---------                       --------                         ----------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer Identification Number)
       Incorporation)

                  122 Smith Road, Kinderhook, NY                      12106
                  ---------------------------------------------------------
               (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      (a) On January 30, 2006, the Registrant's Chief Financial Officer discovered and reported to the Audit Committee that he had concluded, due to an internal typographical data input error, the Registrant's quarterly report on Form 10-QSB for the period ending September 30, 2005 should no longer be relied upon. The Audit Committee concurred with the Chief Financial Officer's findings. As a result the Registrant will file an amendment to its quarterly report on Form 10-QSB for the period ending September 30, 2005. The value of inventory for the interim period ending September 30, 2005 was reported as $336,608 higher than actual due to the typographical data input error.

      To correct this error, in the Registrant's amendment to its quarterly report on Form 10-QSB for the period ending September 30, 2005, the amount reported on the Statements of Operations for the three and nine months ending September 30, 2005 for cost of goods sold will increase by $336,608, resulting in a decrease in net income of the same amount. In addition, the amount reported on the Balance Sheet as of September 30, 2005 for inventory will decrease by $336,608, and the amount of accumulated deficit will increase by the same amount. While the cash used in operating activities did not change, the net income and inventory changes reported on the Statement of Cash Flows for the nine months ending September 30, 2005 will change by $336,608. The effect of this adjustment is a decrease from $.02 to $.01 in basic and diluted earnings per share for the nine months ending September 30, 2005, and a decrease from $.01 to $.00 in basic and diluted earnings per share for the three months ending September 30, 2005.

      The Audit Committee has discussed the matters disclosed in this filing with the Registrant's independent accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN BIO MEDICA CORPORATION
                                           (Registrant)


Dated: February 3, 2006                    By: /s/ Keith E. Palmer
                                               --------------------------
                                               Keith E. Palmer
                                               Chief Financial Officer


                                       3